Discontinued Operations	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
DISCONTINUED OPERATIONS

The Company’s strategy has been to grow its pawn operations while reducing regulatory exposure from other consumer lending products, which include certain consumer loan and credit services products offered in the United States. As a result, in December 2013, the Company initiated a plan to discontinue the operations of the Cash & Go, Ltd. joint venture, a consolidated 50%-owned subsidiary, which owns and operates 37 check cashing and financial services kiosks located inside convenience stores in the state of Texas. In connection with this decision, the Company recorded a charge of $844,000, net of tax, or $0.03 per share, for the quarter ended December 31, 2013. The after-tax earnings from operations for Cash & Go, Ltd. were $211,000, or $0.01 per share, in fiscal 2013. Comparable after-tax earnings were $243,000, or $0.01 per share, in 2012 and $386,000, or $0.01 per share, in 2011. The Company expects to wind down operations and liquidate the assets of Cash & Go, Ltd. over the first six months of fiscal 2014.
In September 2012, the Company closed seven of its consumer loan stores located in the Texas cities of Austin and Dallas due in part to city ordinances enacted during 2012, which significantly restricted the Company's ability to provide credit services products. The Company recorded a loss on disposal of $628,000, net of tax, or $0.03 per share, from these stores. The after-tax operating results from operations for these Texas stores were immaterial in 2012 and 2011.

In March 2011, the Company sold all ten of its consumer loan stores located in Illinois to a privately-held operator of check cashing and consumer lending stores. Under the terms of the agreement, the buyer purchased the outstanding customer loans, customer account lists and fixed assets, assumed leases at all the store locations and hired all of the store-level employees. During fiscal 2011, the Company recorded a gain of approximately $5,979,000, net of tax, or $0.19 per share, from the sale of these stores. The after-tax earnings from operations for the Illinois stores were an additional $514,000, or $0.02 per share, during fiscal 2011.

All revenue, expenses and income reported in these financial statements have been adjusted to reflect reclassification of all discontinued operations. The carrying amounts of the assets and liabilities for discontinued operations at December 31, 2013, and 2012 were immaterial.

The following table summarizes the operating results, including gains or losses from dispositions, of all the operations which have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2013, 2012 and 2011 (in thousands, except per share data):

	Year Ended December 31,
	2013	2012	2011
Consumer loan and credit services fees	$3,337	$5,308	$8,763
Consumer loan and credit services loss provision	(691)	(1,264)	(1,822)
Net revenue	2,646	4,044	6,941

Expenses and other (gain) loss:
Operating and administrative expenses	2,322	3,816	4,943
Depreciation and amortization	—	36	82
Loss (gain) on disposition of consumer loan stores	1,298	966	(9,965)
Gain on excess collections of notes receivable	—	—	(764)
Total expenses and other (gains)/losses	3,620	4,818	(5,704)
Income (loss) from discontinued operations before income taxes	(974)	(774)	12,645
Tax benefit (expense)	341	271	(5,000)
Income (loss) from discontinued operations, net of tax	$(633)	$(503)	$7,645
Income (loss) from discontinued operations (basic)	$(0.02)	$(0.02)	$0.24
Income (loss) from discontinued operations (diluted)	$(0.02)	$(0.02)	$0.24